Exhibit 10.5
FIFTH AMENDMENT TO THE LICENSE AGREEMENT
BY AND BETWEEN
NORTHWESTERN UNIVERSITY AND EXICURE OPERATING COMPANY.

This FIFTH AMENDMENT (“Amendment”), effective as of September 8, 2021 (the “Fifth Amendment Effective Date”), is entered into by and between NORTHWESTERN UNIVERSITY, an Illinois not-for-profit corporation having a principal office located at 633 Clark Street, Evanston, Illinois 60208 (“Northwestern”) and Exicure Operating Company having a principal office located at 2430 N. Halsted Street, Chicago, IL 60614 ("Licensee").

RECITALS

WHEREAS, Northwestern and Licensee entered into that certain License Agreement dated December 12, 2011 pursuant to which Northwestern granted an exclusive license to Licensee for the purpose of commercializing certain Patent Rights (hereinafter, the "Original License");

WHERAS, thereafter, Northwestern and Licensee entered into that certain document titled “First Amendment to the License Agreement” dated September 27, 2016 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Second Amendment to the License Agreement” dated November 30, 2017 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Third Amendment to the License Agreement” dated January 1, 2019 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHEREAS, thereafter, Northwestern and Licensee entered into that certain document titled “Fourth Amendment to the License Agreement” dated November 13, 2019 pursuant to which Northwestern and Licensee restated the terms of the Original License.

WHERAS, the Original License, together with the First Amendment to the License Agreement, the Second Amendment to the License Agreement, the Third Amendment to the License Agreement, and the Fourth Amendment to the License Agreement shall be referred to as the License. Northwestern and Licensee wish to further amend the License with regard to updating the licensed Patent Rights and restating the patent prosecution and reimbursement terms.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, IT IS AGREED:

ARTICLE 5 – PAYMENT AND REPORTS

Section 5.8 shall be replaced in its entirety with the following:

The patent applications and patents within the Patent Rights in existence as the Fifth Amendment Effective Date have been listed in Appendix A. After the Effective Date and during the term of the Agreement, the parties contemplate several changes of status for the rights listed on Appendix A including that: (a) patent applications within the Patent Rights may be filed therefrom; (b) the
[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

reimbursement status of any given patent application or patent of the Patent Rights may change. The parties agree that Licensee is obligated to reimburse all unreimbursed patent expenses incurred by Northwestern to prepare, file, prosecute and maintain the Patent Rights even in the event an Appendix A attached hereto does not reflect the then-current status of the rights. In the event that Licensee makes a Partial Assignment pursuant to Article 11, Licensee is not required to assign, but may expressly include an obligation to assume, the payment obligations in this Section 5.8 (including Sections 5.8.1 and 5.8.2) with respect to all or any portion of the Patent Rights that are the subject of such Partial Assignment.

    5.8.1 Licensee agrees to pay to Northwestern for the reimbursement of:
        (a) 100% of Northwestern’s out of pocket patent expenses to date to prepare, file, and prosecute Patent Rights included in Appendix A plus, commencing on the Fifth Amendment Effective Date, a [***] percent ([***]%) processing fee, the total of such expenses and fees to be provided by Northwestern’s outside patent counsel upon request by Licensee. Any outstanding patent expenses incurred by Northwestern, shall be reimbursed by Licensee. All future patent costs for the preparation, filing, prosecution, and maintenance of the Patent Rights, including without limitation any interference or other proceeding before the United States Patent and Trademark Office, shall be borne by Licensee in addition to a [***] percent ([***]%) processing fee.
        (b) [***]% of the patent expenses during the term of this Agreement to prepare, file, prosecute, maintain, enforce and defend the Patent Rights set forth in Appendix B unless modified by the terms of Articles 7 and 8.

    5.8.2 Intentionally Omitted

ARTICLE 7 – PATENT PROSECUTION

Section 7.1 shall be replaced in its entirety with the following:

Payment of all fees and costs relating to the filing, prosecution, and maintenance of Patent Rights prior to the Effective Date shall be reimbursed by Licensee as set forth in Section 5.8. Payment of all fees and costs relating to the filing, prosecution, and maintenance of Patent Rights incurred after the Effective Date by Licensee or by Northwestern at the request of Licensee shall be the sole responsibility of Licensee. Any payments of such fees and costs by Northwestern shall be reimbursed by Licensee within thirty (30) days of Licensee’s receipt of an invoice from Northwestern or Northwestern’s patent counsel. For the avoidance of doubt, Licensee shall reimburse Northwestern for any expenses incurred by Northwestern in addition to a [***] percent ([***]%) processing fee as outlined in Section 5.8 if Licensee chooses not to exercise its right to utilize its own patent counsel for the filing, prosecution, and/or maintenance of Patent Rights as set forth below.

Section 7.2 shall be replaced in its entirety with the following:

Northwestern hereby grants Licensee the right to apply for, seek prompt issuance of, and maintain during the term of this Agreement the Patent Rights listed in Appendix A in Northwestern’s name, in the United States and in foreign countries. Appendix A may be amended by verbal agreement of both Parties, such agreement to be confirmed in writing. The Parties agree to use reasonable efforts to update Appendix A on an annual basis as new applications are filed and prosecution status changes. Licensee shall have the right to select patent counsel reasonably acceptable to Northwestern, such acceptance not to be unreasonably withheld, and to take such

[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

other actions, at its own expense, as it deems are necessary or appropriate to obtain patent protection with respect to any Patent Rights in the Territory. Licensee shall keep Northwestern informed in all matters of filing and prosecution, shall give Northwestern reasonable opportunities to consult with and advise Licensee concerning Licensee's prosecution, filing and maintenance activities by notifying Northwestern thirty (30) days in advance of any such activity if Licensee has been given such notice, and shall provide Northwestern with copies of all documents related to patent filing, prosecution, and maintenance.

Section 7.3 shall be replaced in its entirety with the following:

Licensee through its patent counsel will take the lead on patent prosecution for additional filings falling within the scope of the Patent Rights listed in Appendix A for which it pays the prosecution costs, keeping Northwestern informed with opportunity to consult as described above.

Section 7.4 shall be replaced in its entirety with the following:

In the event that Licensee elects (i) not to file a United States patent application which may claim priority from a patent application filed in another jurisdiction included within the Patent Rights, (ii) not to file a PCT application which may claim priority from a United States patent application included within the Patent Rights, or (iii) to abandon a patent or patent application included within the Patent Rights in a specific country, it shall promptly notify Northwestern in writing, no later than ten (10) business days prior to the date by which an action must be taken to avoid a) abandonment of the patent or patent application included within the Patent Rights or b) payment of extension fees. In the event that Licensee notifies Northwestern of its decision not to file a non-provisional patent application claiming priority to a provisional patent application listed in Appendix A or to abandon a U.S. patent or patent application covering any potentially patentable subject matter relating to the Patent Rights, Northwestern shall have the right, but not the obligation, to file, prosecute, or maintain such patent or patent application at its sole discretion, control and expense and such patent or patent application shall be removed from the Patent Rights licensed hereunder. In the event that Licensee notifies Northwestern of its decision to abandon or not to file a PCT or national phase patent or patent application in any foreign country based on a U. S. provisional or utility application in the Patent Rights, Northwestern shall have the right, but not the obligation, to file, prosecute, or maintain such PCT or foreign patent or patent application at its sole discretion and control.

Appendix A shall be replaced in its entirety with the updated and amended Appendix A attached hereto and incorporated by reference.

Except as set forth herein, all terms and conditions of the License shall remain in full force and effect. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the same meaning as set forth in the License. This Amendment, together with the License, constitute the entire agreement of the Parties with respect to the subject matter hereof, and supersedes any other agreements, promises, representations or discussions, written or oral, concerning such subject matter

This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same document. Execution of the Amendment by a facsimile signature or other electronic delivery of an image file (e.g., PDF) shall be deemed an original signature. IN WITNESS WHEREOF, the Northwestern and

[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

Licensee acknowledge their acceptance of this Amendment effective as of the date and year first set forth above.

EXICURE OPERATING COMPANY		NORTHWESTERN

By:	/s/ David Giljohann	By:	/s/ Alicia Loffler
Name:	David Giljohann	Name:	Alicia Loffler

Title:	Chief Executive Officer	Title:	Executive Director, Associate Provost for Innovation and New Ventures, Assoc. Vice President, Research

Date:	September 8, 2021	Date:	September 8, 2021

[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

Appendix A

TECH ID	Title	Serial Number	Patent Number	Country	File Date	Prosecution Lead
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[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

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[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.

Appendix B

Intentionally Omitted

[***] - Certain portions of the exhibit have been omitted pursuant to Rule 601(b)(10) because it is both (i) not material to investors and (ii) information that the Company treats as private or confidential.